THE PHOENIX EDGE SERIES FUND

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2002

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PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES
----------------------------------------------
     Beginning as of the date of this notice, the first item under "Investment Strategies" on page 26 of the prospectus is amended as follows:

[diamond] Under normal circumstances, the series invests at least 80% of its assets in equity securities of companies that have market capitalizations of below $2.5 billion at the time of purchase.


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PHOENIX-AIM MID-CAP EQUITY SERIES
---------------------------------
     Beginning July 1, 2002, the first item under "Investment Strategies" on page 10 of the prospectus is amended as follows:

[diamond] Under normal circumstances, the series invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities of mid-cap companies. The series considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap(TM) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.




Dated: June 11, 2002           Please keep this supplement for future reference.








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